Exhibit 99.1

Unlocking Potential in the Creator Economy Q1 2024 Investor Presentation Creatd, Inc. ($CRTD)

Statements in this presentation concerning the future expectations and plans of Creatd, Inc. (the “Company”), including, without limitation, the Company’s future earnings, partnerships and technology solutions, may constitute forward - looking statements for the purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 and other federal securities laws and are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these forward - looking statements, which include words such as "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" or similar terms, variations of such terms or the negative of those terms. Although the Company believes that the expectations reflected in the forward - looking statements are reasonable, the Company cannot guarantee such outcomes. The Company may not realize its expectations, and its beliefs may not prove correct. Actual results may differ materially from those indicated by these forward - looking statements as a result of various important factors, including, without limitation, market conditions and the factors described in the section entitled "Risk Factors" in the Company’s most recent Annual Report on Form 10 - K and the Company’s other filings made with the U. S. Securities and Exchange Commission. All such statements speak only as of the date made. Consequently, forward - looking statements should be regarded solely as the Company’s current plans, estimates, and beliefs. Investors should not place undue reliance on forward - looking statements. The Company cannot guarantee future results, events, levels of activity, performance or achievements. The Company does not undertake and specifically declines any obligation to update, republish, or revise any forward - looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events, except as may be required by applicable law. Safe Harbor © 2024 Creatd, Inc. Confidential and Proprietary. 2

07 Technology 25 Advertising 34 Media / Ecommerce 47 Information / Data 04 Company Overview 51 Growth Strategy Index

Creatd is a publicly traded holding company focused on driving growth and innovation in the creator economy 10,000+ shareholders; a remarkably large number 670K shares issued; a remarkably tight public float 1.5B authorized shares & path to a national exchange $80M invested in proprietary platform & technology Founding team: 10+ years together Accretive tech platform & data acquisition strategy $CRTD Highlights Company Highlights 4 © 2024 Creatd, Inc. Confidential and Proprietary.

Empowering creators with cutting - edge platforms and tools that redefine content creation and engagement. Technology Transforming advertising by connecting brands with creators for authentic and impactful campaigns powered by Vocal's first - party data. Advertising Merging media, intellectual property, and e - commerce platforms to engage and enrich the global creative community. Media / Ecommerce Leveraging first - party data to drive insights, foster innovation, and tailor experiences in the digital content landscape. Information / Data TAMI Portfolio Breakdown 5 © 2024 Creatd, Inc. Confidential and Proprietary.

Creatd, Inc. Publicly - traded portfolio Portfolio Breakdown Technology Advertising Media / Ecommerce Information / Data Vocal 100% Ownership Vocal for Brands 100% Ownership OG Collection 90% Ownership Creatd Studios 100% Ownership Orbit Exited WHE Agency Exited Creatd Ventures Exited Seller's Choice Exited 6 © 2024 Creatd, Inc. Confidential and Proprietary.

Technology V o c a l , Creatd's flagship technology platform, streamlines content creation, audience growth and monetization for creators. 7 © 2024 Creatd, Inc. Confidential and Proprietary.

2M Creators Share, Grow and Earn on V o c a l 8 © 2024 Creatd, Inc. Confidential and Proprietary.

Watch Vocal Video (01:18) By clicking the link above, you will be redirected to Vimeo. Please return to the presentation after watching the video. Vocal Overview Video 9 © 2024 Creatd, Inc. Confidential and Proprietary.

Create Share Earn Vocal’s best - in - class storytelling tools make it easy for creators of all kinds to produce beautiful, engaging, rich - media content. Creators share stories on Vocal’s communities to build their audience, get discovered, and connect with like - minded people. Creators can earn money from Reads, Tips, Subscriptions, Challenges, Bonuses, and Branded Content. Why Creators Use Vocal 10 © 2024 Creatd, Inc. Confidential and Proprietary.

Discover Engage Support Find curated stories across genres in Vocal's communities, tailored to diverse interests. Interact with content via likes, comments, and shares, deepening connections with creators. Boost favorite creators with Tips and access exclusive content by subscribing to Vocal+. Why Readers Use Vocal 11 © 2024 Creatd, Inc. Confidential and Proprietary.

Vocal TAM Bloggers 12 © 2024 Creatd, Inc. Confidential and Proprietary. Musicians Video Creators Photographers Podcasters Influencers

Vocal's Value Propositions for Creators Content Creation Best - in - class content creation experience for creators of all types 13 © 2024 Creatd, Inc. Confidential and Proprietary. Apps Vocal's iOS / Android reader app boosts distribution and UX Communities Vocal's owned and operated Communities attract like - minded creators and audiences Subscriptions Audiences can subscribe to creators to stay updated Social Features Creators activate and engage their audiences through social features

How Creators Monetize on Vocal Tips Audiences can send one - off micro - transaction tips to creators Pledges Audiences can subscribe to creators to access exclusive content Bonuses Creators receive Bonuses from Vocal for community engagement Challenges Creators can participate in Challenges for cash - prizes Reads Proprietary read algorithm pays creators based on audience behavior Vocal for Brands Creators can partner with brands through Vocal for Brands agency 14 © 2024 Creatd, Inc. Confidential and Proprietary.

Creators have earned over $5M on Vocal since 2021 Ally North $10,129 Vinny Panepinto $20,044 Parron Edwards $15,028 M. Fritz Wunderli $11,131 Braison Cyrus $10,055 Morgana Miller $10,514 nifer Ashley $13,842 Cheryl E Preston $11,716 Jessica Conaway $12,693 Chelsea Catherine $10,469 Dane BH $8,224 Culture Slate $70,082 Jide Okonjo $101,883 hew Daniels $5,409 Megan Anderson $12,401 Jess Sambuco $20,244 EJ Ferguson $21,281 Jonathan Sim $15,178

Freemium Free Vocal+ $99 /year or $9.99/mo Access to Vocal+ Exclusive Challenges Receive monthly pledges from your readers Earn $6 per 1,000 reads 2.9% platform processing fee $20 minimum withdrawal balance Quick edit published stories Vocal+ Badge Publish stories Support creators Subscribe to creators Earn $3.80 per 1,000 reads 7% platform processing fee $35 minimum withdrawal balance Vocal's Freemium to Premium Model 16 © 2024 Creatd, Inc. Confidential and Proprietary.

Vocal+ Subscriptions Creators pay a premium for enhanced features, increased visibility, and potentially higher earnings on the Vocal platform. Vocal for Brands Brands pay to collaborate with creators on Vocal for sponsored content, leveraging the platform's network and first - party data. Platform Processing Fees Earned by charging creators a percentage of their earnings or transactions made on the platform. Licensing / Syndication Licensing creators' stories for adaptation into media assets, including film/TV, books, or podcasts. Vocal's Revenue Streams 17 © 2024 Creatd, Inc. Confidential and Proprietary.

Quality Control Language analysis is used to flag low - quality articles with low readability, while high quality content is identified and championed. Content Curation Vocal uses machine learning to suggest content to users based on their previous reading history, likes, and other first - party user data. Content Moderation AI and NLP models analyze content for inappropriate text, images, and videos, which flag content for further review by a moderator. Spam Detection Vocal uses AI to analyze user behavior, such as commenting patterns, to identify potential trolls or users who violate community guidelines. Harnessing AI and ML for Scale Vocal's proprietary AI and machine learning technology streamlines operations and reduces costs by supporting human curation and automating moderation. This blend of technology and human expertise lowers the need for extensive manual oversight, leading to significant operational savings. Using AI to Scale 18 © 2024 Creatd, Inc. Confidential and Proprietary.

2017 2018 2019 2020 2021 2022 2023* 133.9K 361.6K 526.2K 809.1K 1.2M 1.5M 2.1M $3 $11 $19 $21 $27 $31 $34 Since launching, Vocal has grown on average 87% yearly. In 2022, Vocal strategically ceased paid advertising, doubling down on organic growth strategies. This shift not only preserved its growth trajectory but also significantly reduced customer acquisition costs. Freemium Growth Paid Media Growth Organic Vocal Freemium Growth 19 © 2024 Creatd, Inc. Confidential and Proprietary. Data as of Q2 2023

2017 2018 2019 2020 2021 2022 2023* Community Engagement Vocal's metrics for published stories, likes, and comments have seen a notable increase, enhancing community engagement and retention. This growth in interactive metrics underlines the platform's success in fostering a vibrant, engaged community, key to sustaining interest and participation over time. Published Stories Likes Comments Vocal's Engagement Features 20 © 2024 Creatd, Inc. Confidential and Proprietary. Data as of Q2 2023

Vocal+ SAC (Subscriber Acquisition Cost) Vocal has reduced Vocal+ subscriber acquisition costs by 75%, from $180 to $45. By focusing on annual subscriptions, Vocal has achieved a positive ROAS (Return on Ad Spend) and is creating compounding revenues based on the LTV (Life Time Value) of its subscribers. 2020 2021 2022 2023* $45 $80 $120 $180 $49 Vocal+ Intro Offer $99 Vocal+ Annual Renewal Vocal+ SAC 21 © 2024 Creatd, Inc. Confidential and Proprietary. Data as of Q2 2023

Creators Brands Audiences Vocal Readers give creators feedback & support via tips / subscriptions Creators of all shapes and sizes provide engaging content for readers Creators pay for Vocal+ subscriptions / platform fees Vocal provides creator tools, moderated communities, and monetization opportunities Brands provide creator produced, non - interruptive branded content Readers provide brands with an engaged audience and conversions Brands pay for branded content and access to first - party audience data Vocal provides brands insightful data and conversions Vocal's Flywheels 22 © 2024 Creatd, Inc. Confidential and Proprietary.

Valuation Gross Revenues Valuation Multiple of Gross Revenues $585M $9M* 65x $4B $50M** 80x $600M $54M** 11x $600M (Acquired) $40M** 15x $38.5 - $72M $3 - $7M*** 10x *GAAP Adjusted Revenues **Non - GAAP Adjusted Revenues ***2024 Pro Forma Revenues Vocal's Comp Valuations 23 © 2024 Creatd, Inc. Confidential and Proprietary.

Estimated Value Range $5M - $10M $7.5M - $15M $6M - $12M $10M - $15M $10M - $20M High Estimated Value $5 / user $100 / user $800 / user $15M $20M Low Estimated Value $2.50 / user $50 / user $400 / user $10M $10M Amount 2M 150K 15K N/A N/A Freemium Users Active Creators Vocal+ Subscriptions IP / White Labeling 1st Party Data / Audience $38.5M - $72M Total Vocal's Non - GAAP Adjusted Pro Forma Valuation 24 © 2024 Creatd, Inc. Confidential and Proprietary.

Advertising T r an s f o rmi n g digital advertising by connecting brands with creatives for authentic and impactful campaigns, powered by V o c a l' s first - party data. 25 © 2024 Creatd, Inc. Confidential and Proprietary.

Vocal for Brands unifies influencer, content, and performance marketing by leveraging Vocal's first - party audience data. Vocal for Brands Overview 27 © 2024 Creatd, Inc. Confidential and Proprietary.

Vocal for Brands Offering

Influencer



Vocal for Brands utilizes Vocal's data and creator network to match clients with ideal, on-brand creators from our extensive, diverse influencer network across platforms like Instagram, YouTube, TikTok, and others.

Content


Photography · 8 min read
My Top 6 Travel Photography Essentials that Aren't a Camera
I've traveled as a photographer...
wenwensong
Created with Nat Geo
3 hours ago

Vocal for Brands develops data-driven marketing strategies with authentic content and optimized social assets, collaborating with creators and brands to educate consumers seamlessly.

Performance

- Interests
- Behavior
- Country
- Age
- Gender
- Income
- City
- LAL
- Custom Audiences
- Events
- Occupation

Vocal for Brands runs data-driven media campaigns in-platform and on third-party partner platforms for brands, using Vocal's audience data to enhance campaign effectiveness and boost ROI and growth.

© 2024 Creatd, Inc. Confidential and Proprietary.

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Vocal for Brands consolidates the marketing funnel, enabling brands to achieve lower customer acquisition costs. Vocal for Brands Funnel Awareness Consideration Purchase 29 © 2024 Creatd, Inc. Confidential and Proprietary.

Optimized ad creatives are served from whitelisted creator accounts powered by Vocal's first - party audience data, providing authentic social proof and awareness, resulting in higher CTRs. 30 © 2024 Creatd, Inc. Confidential and Proprietary. Consumers are driven to the creator's story on Vocal that highlights your brand in an authentic way. Stories are optimized to educate and feature trackable CTAs to funnel users to your brand's site. Consumers convert at 4 - 5x higher rates when reaching your brand's site via creator editorial content, resulting in lower CPAs, increased brand affinity, and better LTV:CAC. Consideration Awareness Purchase

Audience Engagement Branded content is more engaging, offering value and fostering audience connection. Trust and Credibility Showcasing expertise through branded content builds brand trust and loyalty. Shareability Branded content is more likely to be shared, increasing reach and visibility. Improved SEO High - quality branded content leads to better search engine rankings and campaign LTV . Higher ROI Branded content yields higher ROI due to deeper audience connections. Less Intrusive Seamless integration with user experience results in positive perceptions and engagement. Ad - Blocker Friendly Branded content bypasses ad - blockers, ensuring message delivery. Targeting Tailored branded content can be created for specific audience segments. Vocal for Brands Value Propositions 31 © 2024 Creatd, Inc. Confidential and Proprietary.

10% 70% 20% Campaign Breakdown Revenue Per Quarter Paid Media Vocal Fee Creator Fee $200K Vocal for Brands Metrics 32 © 2024 Creatd, Inc. Confidential and Proprietary.

Vocal for Brands Previous Clients 33 © 2024 Creatd, Inc. Confidential and Proprietary.

Media / Ecommerce Merging intellectual property, media and e - commerce platforms to engage and enrich the global creative community. 34 © 2024 Creatd, Inc. Confidential and Proprietary.

The OG Collection is a curated archive of Bob Guccione's and General Media's works, featuring an array of historic photography, video and publication IP, highlighting their influence in media and art. From Guccione's Archives to Today's Digital Canvas OG Archive Overview About Bob Guccione Bob Guccione was an American photographer and a pioneering publisher who founded General Media, achieving remarkable success through iconic publications such as Penthouse , OMNI , Longevity , and Viva . His ventures blended artistry with provocative content, establishing Guccione as a significant figure in multimedia publishing. Under his leadership, General Media became a multimedia empire, showcasing his knack for understanding and capitalizing on societal trends, thereby cementing his legacy as a successful and influential publisher. 36 © 2024 Creatd, Inc. Confidential and Proprietary.

OG Archive Inventory


AUTHENTICOLOR
227 E. 45th ST.
NYC 10017 — 867-7905

150,000+

Published & unpublished images in original format



25,000+

Original drawings, sketches, cartoons & artwork


PENTHOUSE

5,000+

Mastheads, magazines, stories, unpublished scripts, etc.


OMNI
THE NEW FRONTIER

3,500+

Hours of original footage in VHS, Super 8 & DVD formats

© 2024 Creatd, Inc. Confidential and Proprietary.

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1965 Bob Guccione launches Penthouse in the UK, establishing his publishing empire. 1969 Penthouse expands to the US, becoming a major Playboy competitor. 1973 Launch of Viva, an adult magazine for women, diversifying Guccione's portfolio. 1980 Introduction of Omni magazine, blending science and speculative fiction. 1982 The Guccione Collection showcases Bob's investment in art and his own works. 1990s The internet's rise challenges General Media, leading to financial difficulties. 1989 Longevity magazine launches, focusing on health and wellness for the aging. 2003 General Media files for Chapter 11 bankruptcy amid falling sales. 2004 Penthouse International emerges from bankruptcy with a new focus. 2010 Bob Guccione passes away, marking the end of an era for his publishing empire. 2012 Jeremy Frommer acquires Guccione estate assets, preserving and promoting his legacy. 2014 The OG Collection is created to preserve and champion the life of Bob Guccione. OG History 38 © 2024 Creatd, Inc. Confidential and Proprietary.

OG Magazine IP A men's magazine known for its urban lifestyle content and provocative pictorials. 39 © 2024 Creatd, Inc. Confidential and Proprietary. A magazine that explores scientific discoveries and speculative fiction, offering futuristic insights and imaginative stories. A magazine for women, covering health, beauty, relationships, and empowerment, offering supportive and insightful articles. Dedicated to health and wellness, providing advice on anti - aging, nutrition, and lifestyle for a longer, healthier life.

OG Transmedia / IP


VICE
FREE

Vice Magazine


THE MIND'S EYE THE ART OF OMNI
INTRODUCTION BY BEN BOVA

Mind's Eye: The Art of OMNI


FILTHY GORGEOUS
THE BOB GUCCIONE STORY

Filthy Gorgeous Documentary


NO ONE'S PET

No One's Pet Autobiography

In-progress transmedia projects include:

Screenplay Adaptation

Advancing "No One's Pet" from book to film, engaging with distributors and streamers.

Book Series

Creating new titles inspired by "No One's Pet," in talks with publishers and talent.

Studio 96 AR Book

Developing an AR-enhanced interactive art book to bring our collection to life.

Pop-up Galleries

Organizing public showcases of our collection, alongside print and product retail sales.

© 2024 Creatd, Inc. Confidential and Proprietary.

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OG Ecommerce Revenue Streams Prints OG generates revenue by selling high - quality prints of its archived images to collectors and photography enthusiasts. 41 © 2024 Creatd, Inc. Confidential and Proprietary. Merch / Clothing OG capitalizes on branded merchandise and exclusive clothing collaborations, blending archival aesthetics with modern fashion. Physical Slides and Art OG monetizes its collection through the sale of original slides and art pieces, catering to collectors and historical art aficionados. Image Licensing OG leverages its extensive archive by licensing images for commercial and creative use, opening diverse revenue channels.

OG AI Archiving Quality Enhancement Deploying AI algorithms to improve the resolution and clarity of scanned images and texts, correcting imperfections and aging effects. Text Digitization Utilizing OCR (Optical Character Recognition) and NLP (Natural Language Processing) for accurate PDF text archiving and searchable databases. Facial Recognition 42 © 2024 Creatd, Inc. Confidential and Proprietary. Identifying and tagging individuals across the image archive for easy retrieval and historical analysis. Classification Categorizing images and text by themes, dates, and relevance to streamline access and research. Proprietary Archival AI Workflows Leveraging AI and machine learning, the OG Collection's archiving process is transformed, cutting down on costs and streamlining workflows by combining automated image and text recognition with expert human oversight.

OG AI Archiving Example Lynn Partington Flower Clothing Labels Flower 97% Sky 43 © 2024 Creatd, Inc. Confidential and Proprietary. 95% People in Nature 92% Flash Photography 89% Long Hair 88%

$ 7 . 5 M - $10M Archival Valuation Archival valuations conducted by: • Giles Moon (Antique Roadshow) • Parker Fischel (Bob Dylan Archive) • Jenifer Monger (RPI Institute Archivist) • Martha Ball (Smithsonian Museum) • Borghi Fine Art Gallery $15M - $25M IP Valuation Intellectual Property includes: • Streaming series and movies • Book series • Podcasts • Data • Licensing OG Valuation 44 © 2024 Creatd, Inc. Confidential and Proprietary.

OG Comps Year Acquired 2022 2019 2018 Valuation $20M $30M $10M Bob Dylan Archive Johnson Publishing Archival Media Sale Hugh Hefner Estate Sale * N/A $22.5M OG Collection, Inc. Symbol Market Cap PLBY Group Inc. Nasdaq: PLBY $90M RCI Hospitality Holdings Inc Nasdaq: RICK $590M Getty Images Holdings Inc NYSE: GETY $1.75B 45 © 2024 Creatd, Inc. Confidential and Proprietary. *Estimate valuation based on historical auction sales. Did not include Playboy imagery or intellectual property.

Archival Framework Acquiring and Transforming Legacy Media Libraries Our AI - driven archiving strategy extends beyond the OG Collection, focusing on acquiring distressed media libraries to revitalize and integrate their assets. By applying AI technology, we efficiently repurpose and safeguard cultural heritage, setting a new standard for expanding and enriching our archival holdings. Streamline the processing and organization of vast collections, reducing time and labor costs. Make diverse archives easily searchable and accessible to researchers, students, and the public. Digitally preserve historical and cultural artifacts, ensuring their longevity and availability for future generations . Unlock new research opportunities and insights by making previously hidden or inaccessible content readily available and analyzable. Maximizing Archival Value 46 © 2024 Creatd, Inc. Confidential and Proprietary.

Information / Data Leveraging first - party data to drive insights, foster innovation, and tailor experiences in the digital content landscape. 47 © 2024 Creatd, Inc. Confidential and Proprietary.

Vocal White Label Example Customizable Sports Community Platforms Vocal's technology provides a white - label platform designed for sports teams to enhance fan engagement, integrating customized tools with data collection capabilities. This approach enables personalized interactions by understanding fan preferences, boosting loyalty through a branded interface. The data - driven aspect allows for tailored content and promotions, fostering a stronger connection with the fan community. 48 © 2024 Creatd, Inc. Confidential and Proprietary.

Vocal White Label Example Tailored Charity Community Platforms "Give" harnesses Vocal's adaptable platform to create white - labeled, community - centric software for charitable organizations. This customization offers unique communication and engagement tools tailored for nonprofits, enabling them to cultivate their own communities, enhance donor engagement, and foster loyalty with an intuitive, charity - focused interface. 49 © 2024 Creatd, Inc. Confidential and Proprietary.

Vocal Global Licensing for Geo Communities 50 © 2024 Creatd, Inc. Confidential and Proprietary. Vocal Global extends its innovative platform through licensing agreements to individual countries or geographic regions, like Latin America and Asia, enabling localized content creation, sharing, and community building. This strategic expansion fosters global connections while respecting regional nuances, empowering communities with a platform that speaks directly to their unique cultural and linguistic needs.

Creatd's growth strategy centers around selling equity in its subsidiaries and strategic investments for expansion. Growth Strategy 51 © 2024 Creatd, Inc. Confidential and Proprietary.

Divesting Subsidaries Current Ownership 100% Future Ownership 35% Valuation $38.5 - $72M Cash In $25 - $46.8M Vocal, Inc. Current Ownership 90% Future Ownership 49% Valuation $22.5 - $35M Cash In $9.2 - $14.3M OG Collection, Inc. Current Ownership 100% 52 © 2024 Creatd, Inc. Confidential and Proprietary. Future Ownership 49% Valuation $10 - $15M Cash In $5.1 - $7.65M Creatd Studios, LLC

Creatd's Acquisition Targets

Creatd, Inc.
Publicly-traded portfolio

Technology
- Content Creation Tools
- Monetization Platforms
- Community Engagement Tools

Advertising
- Influencer Marketing Platforms
- Branded Content Studios
- Performance Marketing Firms

Media / Ecommerce
- Media Archives
- Transmedia Ventures
- E-commerce Platforms

Information / Data
- Analytics Platforms
- AI Startups
- Data Management Solutions

© 2024 Creatd, Inc. Confidential and Proprietary.
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Creatd's Founding Partners Jeremy Frommer Chief Executive Officer, Chairman and Founder Jeremy Frommer is an entrepreneur and executive with a broad experience across finance, entertainment, and digital media. In finance, he led innovative projects at top firms like Kidder Peabody, RBC, and Bank of America, enhancing trading strategies and platform development. As CEO of NextGen Trading and Carlin Financial Group, he advanced trading technologies, culminating in Carlin's acquisition by RBC. In entertainment, Frommer co - founded Overnight Productions, producing films with noted directors such as Robert Rodriguez and Darren Aronofsky. His venture into digital media with the founding of Creatd, Inc. and Vocal Inc. has revolutionized the way creators share and discuss content, promoting a culture of innovation and transparency. Known for his visionary leadership, Frommer excels in merging professional growth with personal well - being, championing creativity and innovation in every venture. Justin Maury Chief Operating Officer, Director and Founder Justin Maury is the visionary founder behind Vocal, blending his background in design and development with entrepreneurial acumen. Before co - founding Creatd, Justin garnered extensive experience working for multiple design agencies, contributing his talents across a variety of sectors including fashion, film, technology, and institutional banking. He successfully launched Vocal and its extensions, including Vocal for Brands, alongside introducing multiple CPG/DTC brands and integrating influencer and performance marketing agencies into Creatd. As COO of Creatd, Justin Maury expertly manages all company divisions, championing a cohesive strategy and execution across Creatd's portfolio. Holding a board seat, he leverages his extensive knowledge in design, development, and strategy to steer Creatd. 54 © 2024 Creatd, Inc. Confidential and Proprietary.

For inquiries, please contact ir@creatd.com Contact 55 © 2024 Creatd, Inc. Confidential and Proprietary.